Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jaguar Acquisition Corporation (the “Company”) on Form 10-KSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

July __, 2006	By: /s/ Jonathan Kalman
Jonathan Kalman
Chairman and Chief Executive Officer

July __, 2006	2006By: /s/ James S. Cassano
James S. Cassano
Executive Vice President, Chief Financial
Officer and Secretary